TAMARACK FUNDS TRUST

     Tamarack Mid Cap Growth Fund
Tamarack Enterprise Fund
Tamarack Small Cap Core Fund
Tamarack Microcap Value Fund
Tamarack Quality Fixed Income Fund
Tamarack Tax-Free Income Fund
Access Capital Community Investment Fund

     Supplement dated March 24, 2009 to the Statement of Additional Information for the
Equity and Fixed Income Funds dated January 28, 2009 (as supplemented March 16, 2009 and March 23, 2009)

This Supplement provides new and additional information beyond that included in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective March 19, 2009, Erik R. Preus was appointed as the interim Chief Financial Officer of Tamarack Funds Trust. He retains his other trustee and officer roles within the Trust.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM – EQ & FI SAI SUPP 3/24/2009